Exhibit 99.1

MGI PHARMA, INC.

Poised for Success

Presented May 20, 2004

Banc of America Securities Health Care Conference

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

Forward-Looking Statements

This presentation contains forward-looking statements that involve risks and uncertainties, including those described in the Company’s Securities and Exchange Commission filings.

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

MGI PHARMA

Mission

MGI PHARMA is an oncology-focused biopharmaceutical company

We acquire, develop and commercialize proprietary pharmaceutical products that address the needs of cancer patients

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

MGI PHARMA

Business Development & Licensing Focus

Supportive Care

– Nausea & vomiting

– Myelosuppression

– Mucositis & xerostomia

– Pain

– Infection

– Other organ toxicities

Therapeutic Approaches

– Cytotoxics

– Targeted small molecules

– Monoclonal antibodies

– Protein therapeutics

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

Product Portfolio

A Balanced Portfolio Of Oncology Products

Preclinical Phase 1 Phase 2 Phase 3 Approved Market

AloxiTM Injection (CINV)

Hexalen® Capsules

Salagen® Tablets

AloxiTM Injection (PONV)

AloxiTM oral formulation

Irofulven

Monotherapy

Combination Therapy

Other Acylfulvene

Analogs

MG98

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

AloxiTM Injection

The Best-In-Class 5-HT3 Antagonist For CINV

Approved for both acute and delayed chemotherapy-induced nausea & vomiting (CINV)

Favorable head-to-head trials compared to market leaders

– Strong binding affinity (potency)

– Long half life

– Extended activity

Exclusive U.S. & Canadian CINV rights obtained from Helsinn Healthcare SA in 2001

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

AloxiTM Injection

U.S. 5-HT3 Cancer Market Approaching $1 B

Cancer market

PONV/other

Includes all indications, both I.V. and oral formulations. Ref: IMS National Sales Perspective report.

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

AloxiTM

Positioned For Success

Team of 100+ field-based professionals targeting:

– ~2,400 oncology clinics

– ~800 hospitals

Concentrated focus on ~10,000:

– MedOncs, HemOncs, RadOncs and GynOncs Strategy to differentiate

– Pharmacology

– Efficacy

– Convenience

– Reimbursement

Sales Call Approach

Oncologist

Oncology Nurse

Practice Manager

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

AloxiTM Launch Success

Weekly End-user Demand

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

FY 2004 Financial Guidance

- Aloxi injection sales of $115 to $130 million

- Other product sales of approx. $27 million

- Licensing revenue of approximately $2 million

- Cost of product sales as a percent of sales revenue of approximately 30%

- SG&A expenses of approximately $63 million

- R&D expenses of approx. $24 million

- Net income of $9 million using the lower end of the Aloxi guidance range

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

Balance Sheet

(in thousands)

March 31, 2004 Actual

Cash and Marketable Investments $ 400,737

Total Assets $ 468,660

Long-term Debt $ 260,172

Total Shareholders’ Equity $ 183,870

Shares Outstanding 35,143

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

MGI PHARMA

Focused Execution

Successfully launch Aloxi injection and rapidly penetrate the $1 billion CINV market

Leverage sales force by launching in-licensed, acquired and co-promoted products

Advance the development of clinical product candidates, including Aloxi injection for PONV, oral formulation and irofulven

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

MGI PHARMA, INC.

Poised for Success

NASDAQ: MOGN

www.mgipharma.com

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

APPENDIX

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

AloxiTM

Cancer Market Segments

Chemotherapy is most often administered in oncology offices

Oncology GPOs and specialty distributors are important

Hospital outpatient cancer centers are the second largest segment

Hospital inpatient accounts for ~ 10% of the market

Source of Market $

35%

10%

10%

45%

Office

Outpatient

Inpatient

Other

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

Product Portfolio

Clinical Candidates

Preclinical Phase 1 Phase 2 Phase 3 Approved Market

AloxiTM Injection (CINV)

Hexalen® Capsules

Salagen® Tablets

AloxiTM Injection (PONV)

AloxiTM oral formulation

Irofulven

Monotherapy

Combination Therapy

Other Acylfulvene

Analogs

MG98

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

Irofulven

A Novel, Broadly Active Cytotoxic

New chemotherapeutic class Novel mechanism of action

– Binds to DNA & protein targets

– DNA strand breakage, inhibition of DNA synthesis & repair

– Tumor-specific apoptotic cell death

– Activity independent of P53 and bcl-2 status

Monotherapy activity in prostate, liver, ovarian and pancreatic cancers

Combination activity in prostate, colorectal and thyroid cancers

Strong patent position and exclusive worldwide rights

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

Irofulven

Phase 2 Prostate Cancer Program

Irofulven Preclinical Phase 1 Phase 2 Phase 3

Liver

Gastric*

Combination with Camptosar®**

Combination with Gemzar®

Combination with Taxotere®

Combination with cisplatin

Combination with Xeloda®

Combination with oxaliplatin

*National Cancer Institute trial ** Colon, Liver, and Gastric

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

Irofulven

Demonstrated Combination Activity with Cisplatin

CT Scan—Sarcoma Objective Response

Baseline—June 2002

Response—August 2002

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

Irofulven

Demonstrated Combination Activity in HRPC

Irofulven + Capecitabine: PSA

CR in HRPC Patient

Patient Ongoing

Time (Months)

Irofulven + Cisplatin: PSA CR in HRPC Patient

End of Treatment

Time (Months)

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

Irofulven

Hormone Refractory Prostate Cancer Program

• Phase 2 multicenter combination program designed to evaluate irofulven + prednisone in combination

– Capecitabine

– Platinum agent

• Patients previously treated with taxanes

• Potential endpoints include:

– Pain palliation

– Clinical benefit

– PSA response

– Time to disease progression

• Began in April 2004

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS